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                                                                   EXHIBIT 23.1


                         CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-8 of our report dated October 22, 1998, on our audit of the financial statements and financial statement schedules of Excel Legacy Corporation.



                                       /s/  PRICEWATERHOUSECOOPERS LLP


San Diego, California
December 7, 1998